AMENDMENT dated as of January 13, 2012 (this “Amendment”), to the Credit Agreement dated as of June 21, 2011 (the “Credit Agreement”), among TRIMAS CORPORATION, (“Holdings”), TRIMAS COMPANY LLC (the “Parent Borrower”), the SUBSIDIARY TERM BORROWERS party thereto, the FOREIGN SUBSIDIARY BORROWERS party thereto, the Lenders party thereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent.
A.Pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Parent Borrower.
B.    The Parent Borrower has requested that the Credit Agreement be amended to permit an acquisition by the Parent Borrower (or a Subsidiary) pursuant to an investment as further set forth herein.
C.    The Lenders are willing to so amend the Credit Agreement, on the terms and subject to the conditions set forth herein.
Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.    Definitions. Capitalized terms used but not defined in this Amendment have the meanings assigned thereto in the Credit Agreement. The provisions of Section 1.03 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
SECTION 2.    Amendment of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended by amending the definition of “Permitted Acquisition” by inserting the following sentence at the end thereof:
“Notwithstanding the foregoing, the Parent Borrower or a Subsidiary shall be permitted (x) to acquire not less than 70% of the Equity Interests in a Person and (y) to purchase the remainder of the Equity Interests in such Person, in one or more transactions, in each case subject to the satisfaction of each of the conditions set forth in clauses (a) through (d) of the preceding sentence, and such acquisitions shall constitute Permitted Acquisitions; provided that the Parent Borrower or a Subsidiary shall have entered into a definitive purchase agreement to acquire such Equity Interests on or prior to May 31, 2012 and the aggregate amount of all consideration paid in connection with the acquisition of all such Equity Interests shall not exceed $125,000,000.”
SECTION 3.    Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of Holdings and the Parent Borrower hereby represents and warrants on the Effective Date (as defined below) to the Administrative Agent and each Lender that at the time of and immediately after giving effect to this Amendment:
(a)    the representations and warranties of each Loan Party set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct on and as of the Effective Date; and
(b)    no Default has occurred and is continuing.
SECTION 4.    Amendment Fees. The Parent Borrower agrees to pay to the Administrative Agent, for the account of each Lender that executes and delivers a counterpart of this Amendment to the Administrative Agent (or its counsel) at or prior to 12:00 p.m., New York City time, on Friday, January 13, 2012, an amendment fee (collectively, the “Amendment Fees”) in an amount equal to 0.05% of the sum of (a) the Revolving Commitment (whether used or unused) of such Lender and (b) the aggregate principal amount of Term Loans of such Lender, in each case outstanding as of such date. The Amendment Fees shall be payable on, and subject to the occurrence of, the Effective Date. The Amendment Fees shall be payable in immediately available funds and shall not be refundable.
SECTION 5.    Effectiveness. This Amendment shall become effective as of the date (the “Effective Date”) on which:
(a)    the Administrative Agent (or its counsel) shall have received duly executed counterparts of this Amendment that, when taken together, bear the signatures of the Parent Borrower, Holdings and the Required Lenders; and
(b)    the Administrative Agent shall have received all fees and other amounts due and payable in connection with this Amendment and the Credit Agreement on or prior to the Effective Date, including the Amendment Fees and, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document.
SECTION 6.    Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 7.    Notices. All notices hereunder shall be given in accordance with the provisions of Section 10.01 of the Credit Agreement.
SECTION 8.    Applicable Law; Waiver of Jury Trial. (a) THIS

AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
(b)    EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).
SECTION 9.    Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.
SECTION 10.    Loan Document. This Amendment constitutes a Loan Document.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

TRIMAS CORPORATION,

By:	/s/ A. Mark Zeffiro
Name: A. Mark Zeffiro
Title: Chief Financial Officer

TRIMAS COMPANY LLC,

By:	/s/ Joshua A. Sherbin
Name: Joshua A. Sherbin
Title: Vice President & Secretary

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

By	/s/ Richard W. Duker
Name: Richard W. Duker
Title: MANAGING DIRECTOR

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: BRYCE FUNDING

By
/s/ Richard Taylor
Name: Richard Taylor
Title: Authorized Signatory

For any institution requiring a second signature block:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: LANDMARK VI CDO Limited
By: Aladdin Capital Management, as Manager

By
/s/ James Bragg
Name: James Bragg
Title: Designated Signatory

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: LANDMARK VII CDO Limited
By: Aladdin Capital Management, as Manager

By
/s/ James Bragg
Name: James Bragg
Title: Designated Signatory

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: NACM CLO I

By
/s/ Joanna Willars
Name: Joanna Willars
Title: VP, Authorized Signatory

For any institution requiring a second signature block:

By
N/A
Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: ACA CLO 2005-1, LTD

By: Its Investment Advisor Apidos Capital Management, LLC
/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

For any institution requiring a second signature block:

By
n/a
Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: APIDOS CDO I

By: Its Investment Advisor Apidos Capital Management, LLC
/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

For any institution requiring a second signature block:

By
n/a
Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: APIDOS CDO II

By: Its Investment Advisor Apidos Capital Management, LLC
/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

For any institution requiring a second signature block:

By
n/a
Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: APIDOS CDO III

By: Its Investment Advisor Apidos Capital Management, LLC
/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

For any institution requiring a second signature block:

By
n/a
Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: APIDOS CDO IV

By: Its Investment Advisor Apidos Capital Management, LLC
/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

For any institution requiring a second signature block:

By
n/a
Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: APIDOS CDO V

By: Its Investment Advisor Apidos Capital Management, LLC
/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

For any institution requiring a second signature block:

By
n/a
Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: APIDOS CINCO CDO

By: Its Investment Advisor Apidos Capital Management, LLC
/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

For any institution requiring a second signature block:

By
n/a
Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: APIDOS QUATTRO CDO

By: Its Investment Advisor Apidos Capital Management, LLC
/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

For any institution requiring a second signature block:

By
n/a
Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: APIDOS CLO VIII

By: Its Collateral Manager Apidos Capital Management, LLC
/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

For any institution requiring a second signature block:

By
n/a
Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Jefferies Finance LLC

By
/s/ E. Joseph Hess
Name: E. Joseph Hess
Title: Managing Director

Name of Lender: JFIN Funding LLC

By
/s/ E. Joseph Hess
Name: E. Joseph Hess
Title: Managing Director

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Bank of America NA

By
/s/ Phillip J. Lynch
Name: Phillip J. Lynch
Title: Vice President

For any institution requiring a second signature block:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender:
Black Diamond CLO 2005-2 LTD.
By: Black Diamond CLO 2005-2 Adviser, L.L.C.,
As Its Collateral Manager

By
/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

For any institution requiring a second signature block:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender:
Black Diamond CLO 2006-1 (CAYMAN) LTD.
By: Black Diamond CLO 2006-1 Adviser, L.L.C.,
As Its Collateral Manager

By
/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

For any institution requiring a second signature block:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Carlyle Arnage CLO, Ltd.

By
/s/ Linda Pace
Name: LINDA PACE
Title: MANAGING DIRECTOR

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Foothill CLO I Ltd.

By
/s/ Linda Pace
Name: LINDA PACE
Title: MANAGING DIRECTOR

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Carlyle Daytona CLO Ltd.

By
/s/ Linda Pace
Name: LINDA PACE
Title: MANAGING DIRECTOR

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Carlyle Azure CLO Ltd.

By
/s/ Linda Pace
Name: LINDA PACE
Title: MANAGING DIRECTOR

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Carlyle Bristol CLO Ltd.

By
/s/ Linda Pace
Name: LINDA PACE
Title: MANAGING DIRECTOR

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Carlyle McLaren CLO Ltd.

By
/s/ Linda Pace
Name: LINDA PACE
Title: MANAGING DIRECTOR

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Carlyle Veyron CLO Ltd.

By
/s/ Linda Pace
Name: LINDA PACE
Title: MANAGING DIRECTOR

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Carlyle Global Market Strategies CLO 2011-1 Ltd.

By
/s/ Linda Pace
Name: LINDA PACE
Title: MANAGING DIRECTOR

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Carlyle High Yield Partners IX, Ltd.

By
/s/ Linda Pace
Name: LINDA PACE
Title: MANAGING DIRECTOR

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Carlyle High Yield Partners VIII, Ltd.

By
/s/ Linda Pace
Name: LINDA PACE
Title: MANAGING DIRECTOR

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Carlyle High Yield Partners X, Ltd.

By
/s/ Linda Pace
Name: LINDA PACE
Title: MANAGING DIRECTOR

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Mountain Capital CLO VI, Ltd.

By
/s/ Linda Pace
Name: LINDA PACE
Title: MANAGING DIRECTOR

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Mountain Capital CLO V, Ltd.

By
/s/ Linda Pace
Name: LINDA PACE
Title: MANAGING DIRECTOR

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Mountain Capital CLO IV, Ltd.

By
/s/ Linda Pace
Name: LINDA PACE
Title: MANAGING DIRECTOR

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Cathay Bank

By
/s/ Nancy A. Moore
Name: Nancy A. Moore
Title: Senior Vice President

For any institution requiring a second signature block:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: LMP Corporate Loan Fund, Inc.
By: Citi Alternative Investments LLC

By
/s/ Roger Yee
Name: Roger Yee
Title: VP

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: CCA EAGLE LOAN MASTER FUND LTD.
By: Citigroup Alternative Investments LLC, as Investment manager for and on behalf of CCA EAGLE LOAN MASTER FUND LTD.

By
/s/ Roger Yee
Name: Roger Yee
Title: VP

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: DUANE STREET CLO III, LTD.
By: Citigroup Alternative Investments LLC, as Collateral Manager

By
/s/ Roger Yee
Name: Roger Yee
Title: VP

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Comerica Bank

By
/s/ Dan M. Roman
Name: Dan M. Roman
Title: Senior Vice President

For any institution requiring a second signature block:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: CRATOS CLO I LTD.
By: Cratos CDO Management, LLC
As Attorney-in-Fact

By: JPM Credit Advisors LLC Its Manager
/s/ Renee Lefebvre
Name: Renee Lefebvre
Title: Managing Director

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: BA/CSCREDIT 1 LLC
By: Credit Suisse Asset Management, LLC, as its Investment Manager

By
/s/ Louis Farano
Name: Louis Farano
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Bentham Wholesale Syndicated Loan Fund
By: Credit Suisse Asset Management, LLC, as Agent (Sub-advisor) to Challenger Investment Services Limited, the Responsible Entity for Bentham Wholesale Syndicated Loan Fund

By
/s/ Louis Farano
Name: Louis Farano
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Madison Park Funding III, Ltd.
By: Credit Suisse Asset Management, LLC, as collateral manager

By
/s/ Louis Farano
Name: Louis Farano
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Madison Park Funding V, Ltd.
By: Credit Suisse Asset Management, LLC, as collateral manager

By
/s/ Louis Farano
Name: Louis Farano
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Madison Park Funding VI, Ltd.
By: Credit Suisse Asset Management, LLC, as collateral manager

By
/s/ Louis Farano
Name: Louis Farano
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Credit Suisse Dollar Senior Loan Fund, Ltd.
By: Credit Suisse Asset Management, LLC, as investment manager

By
/s/ Louis Farano
Name: Louis Farano
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Quaicomm Global Trading, Inc.
By: Credit Suisse Asset Management, LLC, as investment manager

By
/s/ Louis Farano
Name: Louis Farano
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Credit Suisse High Income fund
By: Credit Suisse Asset Management, LLC, as its investment advisor

By
/s/ Louis Farano
Name: Louis Farano
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: AUSTRALIANSUPER
By: Credit Suisse Asset Management, LLC, as sub-advisor to Bentham Asset Management pty Ltd. in its capacity as agent of and Investment manager for AustralianSuper Pty Ltd. in its capacity as trustee of AustralianSuper

By
/s/ Louis Farano
Name: Louis Farano
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: RAYTHEON MASTER PENSION TRUST
By: Credit Suisse Asset Management, LLC, as its Investment manager

By
/s/ Louis Farano
Name: Louis Farano
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: CREDIT SUISSE AG, Cayman Islands Branch

By
/s/ Shaheen Malik
Name: Shaheen Malik
Title: Vice President

For any institution requiring a second signature block:

By
/s/ Alex Verdone
Name: Alex Verdone
Title: Associate

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: ColumbusNova CLO Ltd. 2006-I
By: Columbus Nova Credit Investments Management, LLC, its Collateral Manager

By
/s/ Stephen J. Vaccaro
Name: Stephen J. Vaccaro
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Duetsche Bank Trust Company Americas

By
/s/ Evelyn Thierry
Name: Evelyn Thierry
Title: Director

By
/s/ Omayra Laucella
Name: Omayra Laucella
Title: Vice President

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Flagship CLO V

Flagship CLO V
By: Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.), As Collateral Manager

By
/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

For any institution requiring a second signature block:

By
/s/ Joseph Tavolieri
Name: Joseph Tavolieri
Title: Vice President

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Flagship CLO VI

Flagship CLO VI
By: Deutsche Investment Management Americas, Inc. As Collateral Manager

By
/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

For any institution requiring a second signature block:

By
/s/ Joseph Tavolieri
Name: Joseph Tavolieri
Title: Vice President

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: EATON VANCE SENIOR FLOATING-RATE TRUST
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By
/s/ Scott H. Page
Name: Scott H. Page
Title: Vice President

For any institution requiring a second signature block:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: EATON VANCE FLOATING-RATE INCOME TRUST
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By
/s/ Scott H. Page
Name: Scott H. Page
Title: Vice President

For any institution requiring a second signature block:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Eaton Vance Medallion Floating-Rate Income Portfolio
BY: Eaton Vance Management As Investment Advisor

By
/s/ Scott H. Page
Name: Scott H. Page
Title: Vice President

For any institution requiring a second signature block:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: EATON VANCE SENIOR INCOME TRUST
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By
/s/ Scott H. Page
Name: Scott H. Page
Title: Vice President

For any institution requiring a second signature block:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By
/s/ Scott H. Page
Name: Scott H. Page
Title: Vice President

For any institution requiring a second signature block:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: EATON VANCE LIMITED DURATION INCOME FUND
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By
/s/ Scott H. Page
Name: Scott H. Page
Title: Vice President

For any institution requiring a second signature block:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: GRAYSON & CO.
BY: BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR

By
/s/ Scott H. Page
Name: Scott H. Page
Title: Vice President

For any institution requiring a second signature block:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: MET INVESTORS SERIES TRUST-
MET/EATON VANCE FLOATING RATE PORTFOLIO
BY: EATON VANCE MANAGEMENT AS INVESTMENT SUB-ADVISOR

By
/s/ Scott H. Page
Name: Scott H. Page
Title: Vice President

For any institution requiring a second signature block:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: PACIFIC SELECT FUND FLOATING RATE LOAN PORTFOLIO
BY: EATON VANCE MANAGEMENT AS INVESTMENT SUB-ADVISOR

By
/s/ Scott H. Page
Name: Scott H. Page
Title: Vice President

For any institution requiring a second signature block:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: RIVERSOURCE VARIABLE SERIES TRUST-VARIABLE PORTFOLIO EATON VANCE FLOATING RATE INCOME FUND
BY: EATON VANCE MANAGEMENT AS INVESTMENT SUB-ADVISOR

By
/s/ Scott H. Page
Name: Scott H. Page
Title: Vice President

For any institution requiring a second signature block:

By

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: SENIOR DEBT PORTFOLIO
BY: Boston Management and Research as Investment Advisor

By
/s/ Scott H. Page
Name: Scott H. Page
Title: Vice President

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Name of Lender: EATON VANCE
VT FLOATING-RATE INCOME FUND
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By
/s/ Scott H. Page
Name: Scott H. Page
Title: Vice President

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Name of Lender: Eaton Vance CDO X PLC
BY: Eaton Vance Management As Investment Advisor

By
/s/ Scott H. Page
Name: Scott H. Page
Title: Vice President

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Name of Lender: Eaton Vance CDO IX Ltd.
BY: Eaton Vance Management as Investment Advisor

By
/s/ Scott H. Page
Name: Scott H. Page
Title: Vice President

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LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Eaton Vance CDO VIII, Ltd.
BY: Eaton Vance Management As Investment Advisor

By
/s/ Scott H. Page
Name: Scott H. Page
Title: Vice President

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LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Eaton Vance CDO VII PLC
BY: Eaton Vance Management as Interim Investment Advisor

By
/s/ Scott H. Page
Name: Scott H. Page
Title: Vice President

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LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: NAVIGATOR CDO 2006, LTD., as a Lender
By: GE Capital Debt Advisors LLC, as Collateral Manager

By
/s/ John Campos
Name: John Campos
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: GE CAPITAL FINANCIAL INC.

By
/s/ Dennis P. Leonard
Name: Dennis P. Leonard
Title: Duly Authorized Signatory

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Halcyon Loan Investors CLO I, LTD.
Halcyon Loan Investors CLO II, LTD.

By
/s/ David Martino
Name: David Martino
Title: Controller

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Name of Lender: HillMark Funding Ltd.,
By: HillMark Capital Management, L.P., as Collateral Manager, as Lender

By
/s/ Mark Gold
Name: Mark Gold
Title: CIO

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Name of Lender: JPMORGAN CHASE BANK, N.A.

By
/S/ Richard W. Duker
Name: RICHARD W. DUKER
Title: MANAGING DIRECTOR

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: KATONAH VII CLO LTD

By
/s/ Daniel Gilligan
Name: Daniel Gilligan, Authorized Officer
Title: Katonah Debt Advisors, L.L.C. As Manager

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Name of Lender: KEYBANK NATIONAL ASSOCIATION

By
/s/ Suzannah Valdivia
Name: Suzannah Valdivia
Title: Vice President

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Name of Lender: LATITUDE CLO I, LTD

By
/s/ Kirk Wallace
Name: Kirk Wallace
Title: Senior Vice President

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Name of Lender: LCM IX Limited Partnership
By: LCM Asset Management LLC as Collateral Manager

By
/s/ Alexander B. Kenna
Name: LCM Asset Management LLC
Title: Alexander B. Kenna

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LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: JERSEY STREET CLO, LTD., By its Collateral Manager, Massachusetts Financial Services Company

By
/s/ David Cobey
As authorized representative and not individually

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Name of Lender: MARLBOROUGH STREET CLO, LTD., By its Collateral Manager, Massachusetts Financial Services Company

By
/s/ David Cobey
As authorized representative and not individually

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LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: ILLINOIS STATE BOARD OF INVESTMENT
By: McDonnell Investment Management, LLC, as Investment Manager

By
/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: Vice President

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LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Venture IX CDO, Limited
By: its investment advisor, MJX Asset Management LLC

By
/s/ Fred Taylor
Name: Fred Taylor
Title: Managing Director

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LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Venture VII CDO Limited
By: its investment advisor, MJX Asset Management LLC

By
/s/ Fred Taylor
Name: Fred Taylor
Title: Managing Director

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LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Venture VIII CDO, Limited
By: its investment advisor, MJX Asset Management LLC

By
/s/ Fred Taylor
Name: Fred Taylor
Title: Managing Director

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Name of Lender: ProAssurance Casualty ("PAC")

By
/s/ Leo Dierckman
Name: Leo Dierckman
Title: SVP

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N/A
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LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Galaxy V CLO, LTD
By: PineBridge Investments LLC Its Collateral Manager

By
/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

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Name of Lender: Galaxy VI CLO, LTD
By: PineBridge Investments LLC Its Collateral Manager

By
/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

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Name of Lender: Galaxy VII CLO, LTD
By: PineBridge Investments LLC Its Collateral Manager

By
/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

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Name of Lender: Galaxy VIII CLO, LTD
By: PineBridge Investments LLC Its Collateral Manager

By
/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

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Name of Lender: VALIDUS REINSURANCE LTD.
By: PineBridge Investments LLC Its Collateral Manager

By
/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

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LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Pioneer Floating Rate Fund
By: Pioneer Investment Management, Inc.

By
/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Secretary and Associate General Counsel

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Pioneer Floating Rate Trust
By: Pioneer Investment Management, Inc.

By
/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Secretary and Associate General Counsel

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Name of Lender: PPM GRAYHAWK CLO, LTD.

By
/s/ Chris Kappas
PPM America Inc. as Collateral Manager
Chris Kappas, Managing Director

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JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust
By: PPM America, Inc., as sub-advisor

By
/s/ Chris Kappas
Name: Chris Kappas
Title: Managing Director

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Raymond James Bank, FSB

By
/s/ Steven Paley
Name: Steven Paley
Title: Senior Vice President

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: RBS Citizens, N.A.

By
/s/ Phillip C. Robbins
Name: Phillip C. Robbins
Title: Senior Vice President

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

CAVALRY CLO I, Ltd.
By: Regiment Capital Management, LLC, its Investment Adviser

By
/s/ Mark A. Brostowski
Name: Mark A. Brostowski
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: ROYAL BANK OF CANADA

By
/s/ Meredith Majesty
Name: Meredith Majesty
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Grant Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC as Collateral Manager

By
/s/ Douglas L. Winchell
Name: Douglas L. Winchell
Title: Officer

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LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Muir Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC as Collateral Manager

By
/s/ Douglas L. Winchell
Name: Douglas L. Winchell
Title: Officer

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LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Gallatin CLO II 2005-1, LTD
By: UrsaMine Credit Advisors, LLC as its Collateral Manager

By
/s/ Niall Rosenzweig
Name: Niall Rosenzweig
Title: President & Portfolio Manager

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LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Gallatin CLO III 2007-1, LTD As Assignee
By: UrsaMine Credit Advisors, LLC as its Collateral Manager

By
/s/ Niall Rosenzweig
Name: Niall Rosenzweig
Title: President & Portfolio Manager

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LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Each of the persons listed on Annex A, Severally but not jointly, as Lender
By: Wellington Management Company, LLP as its Investment Adviser

By
/s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title: Vice President and Counsel

ANNEX A

Global Indemnity (Cayman) Limited

Stellar Performer Global Series W - Global Credit

SunAmerica Senior Floating Rate Fund, Inc.

U.A.I. (Luxembourg) Investment S.a.r.l.

Wellington Trust Company, National Association Multiple Common Trust Funds Trust-Opportunistic Fixed Income Allocation Portfolio

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Wells Fargo Bank, N.A.

By
/s/ Ross Berger
Name: Ross Berger
Title: Managing Director

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LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: Wells Fargo Bank, N.A.

By
/s/ John D. Brady
Name: John D. Brady
Title: Director

LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: WG HORIZONS CLO I
By: West Gate Horizons Advisors LLC, as Investment Manager

By
/s/ Robert Cohen
Name: Robert Cohen
Title: Senior Credit Analyst

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LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: OCEAN TRAILS CLO I
By: West Gate Horizons Advisors LLC, as Investment Manager

By
/s/ Robert Cohen
Name: Robert Cohen
Title: Senior Credit Analyst

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LENDER SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRIMAS COMPANY LLC CREDIT AGREEMENT

Name of Lender: OCEAN TRAILS CLO II
By: West Gate Horizons Advisors LLC, as Investment Manager

By
/s/ Robert Cohen
Name: Robert Cohen
Title: Senior Credit Analyst

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Title: